UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23217

City National Rochdale Select Strategies Fund

(Exact name of registrant as specified in charter)

400 Park Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

Rochelle Levy

City National Rochdale, LLC

400 Park Avenue

New York, New York 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: January 31, 2025

Date of reporting period: July 31, 2024

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1) is attached hereto.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND

2024 SEMI-ANNUAL REPORT

JULY 31, 2024

This report and the financial statements contained herein are provided for the general information of the shareholders of the City National Rochdale Select Strategies Fund. This report is not authorized for distribution to prospective investors in City National Rochdale Select Strategies Fund unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of the City National Rochdale Select Strategies Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

City National Rochdale Select Strategies Fund Semi-Annual Report

2	Letter to Our Shareholders
3	Investment Adviser’s Report
5	Schedule of Investments
7	Summary of Segregated Accounts
9	Statement of Assets and Liabilities
10	Statement of Operations
12	Statements of Changes in Net Assets
12	Statement of Cash Flows
13	Financial Highlights
14	Notes to Financial Statements
26	Disclosure of Fund Expenses
27	Board Approval of Advisory Agreement

The Fund files its complete schedule of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within 60 days after the end of the period. The Fund’s Form N-PORT report is available on the Commission’s website at https://www.sec.gov. The most current Form N-PORT filing is available on the Fund’s website at www.citynationalrochdalefunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities is available, and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Fund’s website at www.citynationalrochdalefunds.com, and (3) on the Commission’s website at https://www.sec.gov.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 1

letter to our shareholders (Unaudited)
July 31, 2024

Dear Shareholders,

This semi-annual report covers the six-month period ended July 31, 2024.

With the commencement of hurricane season, the Fund performed in line with expectations and returned +2.87% for the six months ended July 31 2024, outperforming the ICE BofAML 3-Month U.S. Treasury Bill Index (+2.65%), but underperforming the Swiss Re Cat Bond Total Return Index (+5.71%).

In terms of current market activity, pricing in the industry loss warranty (“ILW”) market increased at an accelerating rate in Q2 2024 due to continuously increasing demand. Demand for enhanced protection was likely driven by the combined influences of systemic factors, such as heightened capital requirements and increased reinsurer appetite for catastrophe risk, and short-term factors, such as vendor model updates changing buyers’ views of risks and forecasts for an extremely active 2024 hurricane season. The catastrophe bond market is also on track for a record-breaking year due to the ongoing heavy volume of primary issuances.

In regards to recent events, global insured losses attributed to natural hazards have been above average for the first half of the year. With that said, the 2024 Atlantic hurricane season has had an active start with five named storms, two of which became hurricanes and one of which became a major hurricane (i.e., a Category Three Hurricane or higher on the Saffir-Simpson Hurricane Scale). All five storms made landfall.

Current forecasts for the 2024 Atlantic hurricane season favor an active season due to the influence of near record warm Atlantic sea surface temperatures and other environmental observations. Our present assessment is in line with these forecasts, and we remain watchful as there are still significant uncertainties as the season continues.

In response to forecasts of an above-average 2024 Atlantic hurricane season, the Fund’s portfolio has been positioned defensively. This defensive risk profile has been curated through a combination of careful structural customization and strategic hedging. The approach towards constructing this year’s portfolio has been facilitated by favorable market conditions that have allowed us to maintain strong pricing while generally increasing risk attachment levels (i.e., levels of industry loss that would need to be breached in order to trigger a loss in a contract) across positions. Once again, we believe the customizability of ILWs continues to give us greater flexibility to modify the Fund’s risk each season and focus on improving contract terms that can protect the Fund’s portfolio.

We are excited for the opportunity to further capitalize and source attractive opportunities for our shareholders. As always, we thank you for your trust and confidence in our abilities to continue to serve you well through your investment in the City National Rochdale Select Strategies Fund.

Sincerely,

Gregg Giaquinto
President, City National Rochdale

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 2

investment adviser’s report (Unaudited)
July 31, 2024
City National Rochdale Select Strategies Fund

For the six-month period ended July 31, 2024, the Fund posted a return of +2.87%, outperforming the ICE BofAML 3-Month U.S.Treasury Bill Index (+2.65%), but underperforming the Swiss Re Cat Bond Total Return Index (+5.71%). As of June 30, 2024, global insured losses for the year totaled approximately $61 billion. 2024 storm reports for all U.S. Severe Convective Storm (“SCS”) sub-perils, such as hail, tornadoes, and wind, are running above the 2005 to 2015 annual average, with wind reports nearly 45% higher than usual. As a result, U.S. SCS sub-perils are dominating global insured losses this year, making up 61% (i.e., approximately $37 billion). Outside of the United States, aggregate insured losses for 2024 have thus far been consistent with the long-term averages. The Fund’s year-to-date underperformance relative to the Swiss Re Cat Bond Total Return Index is expected at this time of year due to the seasonality of the Fund, which is largely exposed to hurricane risk. Forecasts and climatological indicators continue to predict a hyper-active 2024 Atlantic hurricane season, a factor that has been actively considered in the Fund’s portfolio construction. Pricing in both the ILW and catastrophe bond segments has improved markedly since Q1, and the team’s commitment to disciplined underwriting and careful risk selection creates optimism for the Fund’s performance for the remainder of this year.

This information must be preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing.

This material represents the investment adviser’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. These views are as of the date of this report and subject to change based on market conditions. Performance data quoted represents past performance and does not guarantee similar future results.

The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Swiss Re Cat Bond Total Return Index is designed to reflect the returns of the catastrophe bond market. The ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.

Investing involves risk including loss of principal. As with any investment strategy, there is no guarantee that investment objectives will be met and investors may lose money. Investing in international markets carries risks such as currency fluctuation, regulatory risks, and economic and political instability. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. The Fund may invest in floating rate loans and similar instruments which may be illiquid or less liquid than other investments. The value of any collateral can decline or be insufficient to meet the issuer’s obligations. The Fund is non-diversified.

Alternative investments are speculative, entail substantial risks, offer limited or no liquidity and are not suitable for all investors. The Fund is an interval fund, which is a type of closed-end fund with shares that do not trade on the secondary market. Instead the Fund periodically offers to buy back a percentage of outstanding shares at net asset value (NAV).

The Fund’s shares have no history of public trading and the Fund does not currently intend to list its shares for trading on any national securities exchange. There currently is no secondary market for the Fund’s shares and the Fund expects that no secondary market will develop. The shares are, therefore, not readily marketable. Even if such a market were to develop, shares of closed-end funds frequently trade at prices lower than their net asset values. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the shares to provide some liquidity to

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 3

investment adviser’s report (Unaudited)
July 31, 2024
City National Rochdale Select Strategies Fund (concluded)

shareholders, you should consider the shares to be an illiquid investment. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. The amount of distributions that the Fund may pay, if any, is uncertain.

The principal risk of an investment in insurance and reinsurance instruments is that a triggering event will occur and the Fund will lose all or a significant portion of the accrued interest and/or principal it has invested in the investment, and an investor will lose money. If multiple triggering events occur that impact a significant portion of the portfolio, the Fund could suffer substantial losses. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, insurance and reinsurance investments carry a high degree of risk.

The size of the insurance-linked securities (“ILS”) market may change over time, which may limit the availability of ILS for investment. The Fund is subject to the risk that one or more of the securities in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability, lack of liquid secondary market or human error.

Concentrating assets in a particular industry, sector of the economy, or markets can increase volatility because the investment will be more susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector compared with a more broadly diversified asset allocation.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 4

schedule of investments (Unaudited)
July 31, 2024
City National Rochdale Select Strategies Fund

Description	Cost (000)	Value (000)
Structured Investments Equity Linked Notes[97.9%]*†‡(A)
Earthquake [3.8%]
Delancey Segregated Account	$6,255	$8,445

Efficiency [43.1%]
Broadway Segregated Account	28,833	45,438
Hollywood Segregated Account	33,877	51,026

Total Efficiency		96,464

Frequency [14.8%]
Atlantic Segregated Account	6,333	9,254
Jay Segregated Account	3,044	4,196
Ocean Segregated Account	4,713	7,602
Park Segregated Account	5,433	8,209
Sunset Segregated Account	2,535	3,791

Total Frequency		33,052

Multi Peril [9.9%]
Carmelia Segregated Account	6,494	9,246
Nassau Segregated Account	4,141	6,884
Venice Segregated Account	3,435	5,992

Total Multi Peril		22,122

Non-Florida [2.4%]
Lexington Segregated Account	4,303	5,467

Opportunistic [5.8%]
Elevado Segregated Account	5,122	8,243
Trinity Segregated Account	3,011	4,681

Total Opportunistic		12,924

Wind [18.1%]
Fulton Segregated Account	4,128	5,697
Glendale Segregated Account	6,236	9,234
King Segregated Account	5,782	7,955
Madison Segregated Account	5,138	7,992
Rodeo Segregated Account	2,568	3,841
Wilshire Segregated Account	4,719	6,179

Total Wind		40,898

Total Structured Investments Equity Linked Notes
(Cost $146,100)		219,372

Total Investments [97.9%]
(Cost $146,100)		$219,372

Percentages are based on net assets of $224,187 (000).

*	Non-income producing securities

†	Securities considered illiquid. The total value of such securities as of July 31, 2024, was $219,372 (000) and represented 97.9% of the net assets of the Fund.

‡

Securities considered restricted. The total value of such securities as of July 31, 2024, was $219,372 (000) and represented 97.9% of the net assets of the Fund. For each restricted security there are various acquisition dates. It is the Fund’s intent to continue to periodically invest in restricted securities.

(A) Level 3 security in accordance with the fair value hierarchy.

As of July 31, 2024, structured investments in equity linked notes with a fair value of $219,372 (000) were valued using the Special Purpose Entities’ NAV.

The following is a summary of the inputs used as of July 31, 2024, when valuing the Fund’s investments (000):

Investment in Securities	Level 1	Level 2	Level 3	Total
Equity Linked Securities*	$—	$—	$219,372	$219,372
Total Investments in Securities	$—	$—	$219,372	$219,372

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value as of July 31, 2024:

Equity Linked Notes (000)
Beginning balance as of February 1, 2024	$211,871
Transfers into Level 3	—
Transfers out of Level 3	—
Net purchases	—
Change in unrealized appreciation	7,501
Ending balance as of July 31, 2024	$219,372
Net change in unrealized appreciation attributable
to Level 3 securities held at July 31, 2024	$7,501

Unobservable inputs included losses from severe weather events. Significant decreases/increases in losses related to severe weather or other natural or non-natural catastrophes in isolation would result in a significantly higher/lower fair value measurement.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 5

schedule of investments (Unaudited)
July 31, 2024
City National Rochdale Select Strategies Fund (continued)

Asset Allocation (% of Investments)
Earthquake	3.85%
Efficiency	43.98%
Frequency	15.07%
Multi Peril	10.08%
Non-Florida	2.49%
Opportunistic	5.89%
Wind	18.64%
100.00%

Illiquid/Restricted Securities

Description	Acquisition Date Range	Cost (000)	Value (000)
Delancey Segregated Account	8/2/2017 - 8/11/2021	$6,255	$8,445
Broadway Segregated Account	8/2/2017 - 5/23/2022	28,833	45,438
Hollywood Segregated Account	8/2/2017 - 8/11/2021	33,877	51,026
Atlantic Segregated Account	8/2/2017 - 8/11/2021	6,333	9,254
Jay Segregated Account	8/2/2017 - 5/23/2022	3,044	4,196
Ocean Segregated Account	8/2/2017 - 8/11/2021	4,713	7,602
Park Segregated Account	8/2/2017 - 8/11/2021	5,433	8,209
Sunset Segregated Account	8/2/2017 - 5/23/2022	2,535	3,791
Carmelia Segregated Account	8/2/2017 - 8/11/2021	6,494	9,246
Nassau Segregated Account	8/2/2017 - 8/11/2021	4,141	6,884
Venice Segregated Account	8/2/2017 - 8/11/2021	3,435	5,992
Lexington Segregated Account	8/2/2017 - 8/11/2021	4,303	5,467
Elevado Segregated Account	8/2/2017 - 8/11/2021	5,122	8,243
Trinity Segregated Account	8/2/2017 - 5/23/2022	3,011	4,681
Fulton Segregated Account	8/2/2017 - 8/11/2021	4,128	5,697
Glendale Segregated Account	8/2/2017 - 8/11/2021	6,236	9,234
King Segregated Account	8/2/2017 - 8/11/2021	5,782	7,955
Madison Segregated Account	8/2/2017 - 8/11/2021	5,138	7,992
Rodeo Segregated Account	8/2/2017 - 5/23/2022	2,568	3,841
Wilshire Segregated Account	8/2/2017 - 8/11/2021	4,719	6,179
		$146,100	$219,372

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 6

summary of segregated accounts (Unaudited)
July 31, 2024
City National Rochdale Select Strategies Fund (continued)

A summary of the Segregated Accounts that the Fund holds in the NB Reinsurance, Ltd. (“NB RE, Ltd.”) portfolio is as follows:

Description	Status	Maturity Range	Market Value of NB RE, Ltd. (000)*
Earthquake
Delancey			$103,140
United States
6 Contracts (6 Cat Bonds)	Live	12/2024 - 1/2030
21 Contracts (6 Cat Bonds)	Matured	8/2017 - 5/2024

Efficiency
Broadway			542,496
North America, Europe, Australia, Japan
50 Contracts (4 Cat Bonds)	Live	12/2024 - 1/2030
403 Contracts (25 Cat Bonds)	Matured	12/2017 - 7/2024
Hollywood			626,225
North America, Europe, Australia
50 Contracts (4 Cat Bonds)	Live	12/2024 - 1/2030
411 Contracts (31 Cat Bonds)	Matured	11/2017 - 7/2024

Frequency
Atlantic			112,897
United States
5 Contracts (4 Cat Bonds)	Live	1/2025 - 5/2029
15 Contracts (5 Cat Bonds)	Matured	12/2017 - 4/2024
Jay			47,558
United States
3 Contracts (2 Cat Bonds)	Live	12/2024 - 6/2028
11 Contracts (5 Cat Bonds)	Matured	4/2018 - 6/2024
Ocean			91,810
North America
6 Contracts (5 Cat Bonds)	Live	1/2025 - 1/2030
26 Contracts (6 Cat Bonds)	Matured	9/2017 - 4/2024
Park			97,855
North America
6 Contracts (5 Cat Bonds)	Live	12/2024 - 1/2032
29 Contracts (5 Cat Bonds)	Matured	12/2017 - 5/2024
Sunset			44,798
United States
7 Contracts (6 Cat Bonds)	Live	1/2025 - 4/2028
19 Contracts (9 Cat Bonds)	Matured	12/2018 - 6/2024

Multi Peril
Carmelia			112,967
United States, Japan, Europe, Australia, New Zealand
2 Contract (1 Cat Bond)	Live	1/2025 - 6/2025
15 Contracts (4 Cat Bonds)	Matured	12/2017 - 4/2024
Nassau			85,707
United States
7 Contracts (6 Cat Bonds)	Live	1/2025 - 1/2031
27 Contracts (11 Cat Bonds)	Matured	12/2017 - 7/2024
Venice			74,118
United States
1 Contracts (0 Cat Bonds)	Live	6/2025 - 6/2025
17 Contracts (2 Cat Bonds)	Matured	7/2018 - 6/2024

Non-Florida
Lexington			67,789
United States, Japan
6 Contracts (5 Cat Bonds)	Live	12/2024 - 4/2031
27 Contracts (13 Cat Bonds)	Matured	12/2017 - 7/2024

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 7

summary of segregated accounts (Unaudited)
July 31, 2024
City National Rochdale Select Strategies Fund (concluded)

Description	Status	Maturity Range	Market Value of NB RE, Ltd. (000)*
Opportunistic
Elevado			$102,479
United States
4 Contracts (3 Cat Bonds)	Live	12/2024 - 4/2028
21 Contracts (4 Cat Bonds)	Matured	12/2017 - 1/2024
Trinity			57,502
United States
8 Contracts (7 Cat Bonds)	Live	4/2025 - 4/2031
17 Contracts (3 Cat Bonds)	Matured	12/2017 - 5/2024

Wind
Fulton			71,257
United States - Florida
9 Contracts (8 Cat Bonds)	Live	12/2024 - 4/2031
15 Contracts (4 Cat Bonds)	Matured	11/2017 - 7/2024
Glendale			114,381
United States
5 Contracts (4 Cat Bonds)	Live	1/2025 - 1/2028
13 Contracts (2 Cat Bonds)	Matured	12/2017 - 7/2024
King			95,542
United States
2 Contracts (1 Cat Bonds)	Live	12/2024 - 4/2025
24 Contracts (6 Cat Bonds)	Matured	12/2017 - 7/2024
Madison			98,145
United States
5 Contracts (4 Cat Bonds)	Live	12/2024 - 6/2028
26 Contracts (6 Cat Bonds)	Matured	11/2017 - 5/2024
Rodeo			47,043
United States, Japan, Europe
4 Contracts (3 Cat Bonds)	Live	12/2024 - 1/2028
7 Contracts (1 Cat Bond)	Matured	12/2018 - 1/2024
Wilshire			76,495
United States
9 Contracts (8 Cat Bonds)	Live	1/2025 - 1/2032
30 Contracts (5 Cat Bonds)	Matured	12/2017 - 5/2024

Disclosures

*    During the period from July 27, 2017 through July 31, 2024, the Fund owned between 2.1% and 7.9% of the assets represented in the NB RE, Ltd. portfolio.

Earthquake — Predominately exposed to damage incurred by earthquakes

Efficiency — Exposure to both industry loss warranties and catastrophe bonds

Frequency — Exposure to contracts that are triggered by multiple events or loss window

Live — Contract is currently in force

Matured —Contract was in force until agreed upon termination date

Multi Peril — Exposure to contracts with multiple perils

Non-Florida — Exposure to contracts with no Florida exposure

Opportunistic — Exposure to contracts with opportunistic deal metrics

Triggered — Contract was impaired and removed from cell before maturity

Wind — Predominately exposed to damage incurred by wind in the United States, Japan and Europe

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 8

statement of assets and liabilities (000) (Unaudited)
July 31, 2024

City National Rochdale Select Strategies Fund
ASSETS:
Cost of Securities	$146,100
Investments in Securities, at value	$219,372
Cash	5,070
Prepaid Expenses	25
Total Assets	224,467

LIABILITIES:
Payable to Investment Advisor	$96
Audit Fees Payable	59
Shareholder Servicing Fees Payable	47
Legal Fees Payable	34
Transfer Agency Fees Payable	20
Administration Fees Payable	15
Trustee Fees Payable	2
Other Accrued Expenses	7
Total Liabilities	280
Commitment and Contingencies(†)
Net Assets	$224,187

NET ASSETS:
Paid-in Capital (unlimited authorization - no par value)	$148,690
Total Distributable Earnings	75,497
Net Assets	$224,187

Class 1
Net Assets	$224,187,492
Total shares outstanding at end of period	15,238,001
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$14.71

†	See Note 2 in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 9

statement of operations (000) (Unaudited)
For the six-month period ended July 31, 2024

City National Rochdale Select Strategies Fund
INVESTMENT INCOME:	$—

EXPENSES:
Investment Advisory Fees	554
Shareholder Servicing Fees - Class 1	277
Administration Fees	89
Professional Fees	83
Transfer Agent Fees	31
Printing Fees	20
Registration Fees	12
Trustee Fees	7
Custody Fees	3
Miscellaneous Expenses	5
Total Expenses	1,081
Plus:
Recoupment of Previously Waived and Reimbursed Fees	28
Net Expenses	1,109

Net Investment Loss	(1,109)
Net Change in Unrealized Appreciation on Investments	7,501
Net Gain on Investments	7,501
Net Increase in Net Assets Resulting from Operations	$6,392

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 10

statements of changes in net assets (000)

	City National Rochdale Select Strategies Fund
	For the six-month period ended July 31, 2024 (Unaudited)	For the year ended January 31, 2024
OPERATIONS:
Net Investment Loss	$(1,109)	$(2,100)
Net Realized Gain	—	3,521
Net Change in Unrealized Appreciation	7,501	29,449
Net Increase in Net Assets Resulting from Operations	6,392	30,870

DISTRIBUTIONS:
Class 1	—	(668)
Total Distributions	—	(668)

CAPITAL SHARE TRANSACTIONS:
Class 1
Shares Issued	11,859	25,448
Shares Issued in Lieu of Dividends and Distributions	—	271
Shares Redeemed	(17,919)	(29,278)
Net Decrease in Net Assets from Share Transactions	(6,060)	(3,559)
Total Increase in Net Assets	332	26,643

NET ASSETS:
Beginning of Period/Year	223,855	197,212
End of Period/Year	$224,187	$223,855

CAPITAL SHARES ISSUED AND REDEEMED:
Class 1
Shares Issued	810	1,992
Shares Issued in Lieu of Dividends and Distributions	—	18
Shares Redeemed	(1,222)	(2,256)
Net Share Transactions	(412)	(246)

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 11

statement of cash flows (000) (Unaudited)
For the six-month period ended July 31, 2024

City National Rochdale Select Strategies Fund
Cash Flows from Operating Activities:
Net Increase in Net Assets Resulting from Operations	$6,392
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash provided by Operating Activities:
Purchases of Investments	(3,000)
Proceeds from Disposition of Investment Securities	3,000
Net Change in Unrealized Appreciation	(7,501)
Decrease in Receivable for Investments Sold	3,000
Increase in Prepaid Expenses	(14)
Decrease in Payable to Investment Advisor	(30)
Decrease in Audit Fees Payable	(26)
Decrease in Legal Fees Payable	(1)
Increase in Transfer Agency Fees Payable	5
Increase in Trustee Fees Payable	2
Decrease in Other Accrued Expenses	(6)
Net Cash Provided by Operating Activities	1,821

Cash Flows From Financing Activities:
Proceeds from Capital Shares Issued	11,859
Cost of Capital Shares Redeemed	(17,919)
Net Cash Used in Financing Activities	(6,060)
Net Change in Cash	(4,239)
Cash at beginning of period	9,309
Cash at end of period	$5,070

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 12

financial highlights
For a Share Outstanding Throughout each Period/Year Presented

	Net Asset Value Beginning of Period/Year	Net Investment Loss † (2)	Net Realized and Unrealized Gains (Losses)	Total From Operations	Distributions from Realized Capital Gains	Net Asset Value End of Period/Year	Total Return ‡	Net Assets End of Period/ Year (000)	Ratio of Expenses to Average Net Assets (1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers/ Recoupments) (2)	Ratio of Net Investment Loss to Average Net Assets (1)(2)	Portfolio Turnover Rate
City National Rochdale Select Strategies Fund
Class 1
2024@	$14.30	$(0.07)	$0.48	$0.41	$—	$14.71	2.87%	$224,187	1.00%	0.97%	(1.00)%	0%
2024	12.41	(0.13)	2.06	1.93	(0.04)	14.30	15.58	223,855	1.00	0.97	(1.00)	0
2023	12.29	(0.12)	0.24	0.12	—	12.41	0.98	197,212	1.00	1.04	(1.00)	2
2022	11.60	(0.12)	0.81	0.69	—	12.29	5.95	197,578	0.99	0.99	(0.99)	0
2021	10.90	(0.11)	0.81	0.70	—	11.60	6.42	154,335	1.00	1.05	(1.00)	0
2020	10.25	(0.11)	0.76	0.65	—	10.90	6.34	123,184	1.00	1.16	(1.00)	0

@	For the six-month period ended July 31, 2024 (Unaudited).

†	Per share calculations are based on average shares outstanding throughout each year.

‡

Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Ratio includes waivers. The impact of the recovered fees may cause a higher net expense ratio.

(2)	Ratios do not include income and expenses of underlying Equity Linked Notes. Ratios are annualized for periods less than one year.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 13

notes to financial statements (Unaudited)
July 31, 2024

1.	ORGANIZATION:

City National Rochdale Select Strategies Fund (the “Fund”) is a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized on December 1, 2016. The Fund is a continuously offered, non-diversified, closed-end management investment company. The Fund is an interval fund that offers to make quarterly repurchases of shares at net asset value (“NAV”).

The Fund commenced operations on July 27, 2017. The Fund’s investment adviser, City National Rochdale, LLC (the “Adviser”), a wholly-owned subsidiary of City National Bank, is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objective and principal investment strategies. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

The Fund’s investment objective is to provide total return consisting of income and capital appreciation. The Fund seeks to achieve its investment objective by focusing on particular types of reinsurance investments providing exposure to the insurance risk of natural catastrophes, such as hurricanes and earthquakes. The Fund will normally implement its investment strategies by investing significantly in structured reinsurance investments (“Structured Investments”), such as equity-linked notes and preferred shares, issued by insurance company segregated accounts or special purpose vehicles (“Segregated Accounts”) whose return is tied to underlying industry loss warranties (“ILWs”) and/or catastrophe bonds (“Cat Bonds”, also known as event-linked bonds). Under normal circumstances, the Fund invests primarily in instruments designed to provide exposure to ILWs and/or Cat Bonds, and at least 70% of its total assets in investments designed to provide exposure to ILWs.

ILWs are short-term reinsurance contracts whereby one party agrees to a set payment to its counterparty if insurance industry losses, as determined by an independent, third-party assessor, exceed a specified trigger amount. ILWs are privately negotiated instruments that typically cover, among other things, natural catastrophe events, such as tornadoes, hurricanes, typhoons and windstorms in the United States, Japan and Europe, and earthquakes in the United States and Japan. The Adviser expects that the majority of the ILW contracts to which the Fund will have exposure will have durations of 6 to 12 months, although the ultimate disposition of the investments or the realization of proceeds therefrom, if any, may occur over longer durations. The Adviser will ensure that the substantial majority of its ILW transactions will be fully collateralized by the counterparties to seek to minimize counterparty risk. In a typical ILW transaction, the counterparty will contribute an agreed-upon premium to an independently administered collateral trust at the commencement of the contract and the Fund will contribute funds, directly or indirectly, to such collateral trust in respect of an agreed-upon limit of coverage. If, within the contract’s duration the insured loss event does not occur in a specified magnitude and within pre-determined durations, as determined by an agreed-upon, independent, third-party assessor, all amounts placed in the collateral trust will be released to the Fund. If the insured event does occur, all of the amounts placed in the collateral trust will be released to the counterparty. In the event of a “pro-rata” loss event, the appropriate amounts will be released to the Fund and counterparty. Due to the time required to determine triggering events, in some cases, it may take a significant period of time for the underlying transaction to be completed and funds appropriately released.

Cat Bonds are instruments that transfer risk from an issuer (such as an insurance company or a reinsurance company) to capital markets investors. They are often structured as floating rate bonds whose principal is lost if specified trigger conditions are met. If triggered, the principal is paid to the sponsor. Cat Bonds, like ILWs, are generally exposed to what are believed to be relatively low probability, large-scale natural catastrophe events in the United States, Japan, Europe and elsewhere. Cat Bonds may be structured as derivatives that are triggered by amounts actually lost by the protected counterparty, modeled losses (determined pursuant to predetermined algorithms or models), losses incurred by a specified industry, one or more event parameters or combinations of the foregoing. Certain Cat Bonds may cover the risk that multiple loss events will occur. The Adviser expects that the majority of the Fund’s investments in Cat Bonds will also be held in collateral trust accounts in conjunction with the formal bond offering. The Adviser also expects that funds within such collateral account generally will be assigned by way of security interest to a trustee pursuant to a deed of charge.

The Fund gains a significant amount of its exposure to ILWs, and potentially limited exposure to Cat Bonds, indirectly through structured investments in the form of equity-linked notes issued by Segregated Accounts (specifically, separate accounts) of NB Reinsurance Ltd., a Bermuda Class 3 insurer registered under the Segregated Accounts Companies Act 2000 of Bermuda as a segregated accounts company (“NB Re”). The Fund normally invests approximately 80% of its assets, on average over time, in Segregated Accounts of NB Re. The Fund will not invest more than 25% of its assets in any one such Segregated Account.

The Fund may invest in registered investment companies, such as exchange-traded funds (“ETFs”) that invest in insurance- or reinsurance-related securities.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 14

In addition to the above, the Fund may invest in a broad range of other types of equity securities and debt securities, including instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities (including government agencies and instrumentalities), floating rate loans and other floating rate securities, subordinated debt securities, certificates of deposit, money market securities, funds that invest primarily in debt securities, and cash, cash equivalents and other short term holdings.

To the extent consistent with the repurchase liquidity requirement of an interval fund, the Fund may invest without limitation in illiquid securities.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Fund.

Use of Estimates – The Fund is an investment company that conforms with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (“NASDAQ”)) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of 60 days or less may be valued at their amortized cost, if the Adviser’s Fair Value Committee (the “Committee”) concludes that such amortized cost approximates market value after taking into account factors such as credit, liquidity and interest rate conditions as well as issuer specific factors. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from one or more independent brokers.

Market quotations are not readily available for equity-linked notes (the “ELNs”) held by the Fund issued by certain segregated accounts (“Segregated Accounts”) of NB Re. The Fund’s investments in ELNs are priced by the administrator to the Segregated Accounts on a periodic basis, including at the time of investment, redemption and maturity. When not priced by the administrator, the Fund fair values the ELNs using the same valuation methodology utilized by the administrator. The Fund, as an ELN holder, has certain periodic redemption rights, some of which are limited and determined by management of the Segregated Account.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through the Committee designated by the Adviser. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Generally, the fair value of the ELNs are priced in relation to the Fund’s proportional ownership in the Segregated Account’s NAV, which is periodically determined by the administrator of the Segregated Accounts and represents the amount that the Fund reasonably expects to receive if the Fund’s interests were redeemed at the date of valuation. However, the Fund’s ability to redeem its interest in the Segregated Accounts will be limited to quarterly, with 15 days advanced notice and restricted by the release of ILW collateral, which may extend up to 36 months, and the liquidity of the Cat Bonds. When the ELNs are not priced by the administrator, the daily price of the ELNs used to determine the Fund’s NAV is determined based on the Fair Value Procedures and the fair valuation methodology generally described below. The fair valuation methodology ties the price of the ELNs issued in respect of each Segregated Account to the valuation of the preferred sharing interests issued in respect of that Segregated Account, adjusted to take into account the fees and expenses of that Segregated Account assessable only to the holder of the ELNs.

The return on the ELNs issued in respect of a Segregated Account will equal the economic return that the Fund would have earned by owning preferred sharing interest issued in

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 15

notes to financial statements (Unaudited)
July 31, 2024

respect of the Segregated Account equal to the amount of the Fund’s pro rata interest in the total capitalization attributable to the Segregated Account, net of the effect of fees and expenses of that Segregated Account assessable only to the holder of the ELNs. The amount payable on the ELNs issued in respect of a Segregated Account will be increased by any gains and reduced by any losses incurred in that Segregated Account, which gains and/or losses will be shared, pari passu, with the preferred sharing interest issued in respect of that Segregated Account.

To arrive at a daily fair value for each ELN, the Adviser employs a methodology which takes into account the value of each ILW and Cat Bond held by the issuing Segregated Account, the number of reference units assigned to the ELN, the aggregate number of outstanding units of that Segregated Account, and the fees and expenses of that Segregated Account, including those fees and expenses assessable to the Fund as the holder of the ELN. The valuation of the ILWs is enacted by a premium accrual methodology. The accrual pattern varies for each region and type of insured event. Each ILW is modeled within third-party catastrophe modeling software to determine the accrual rate. The software provides a daily resolution for each contract (% of risk per day). When ILWs are “triggered”, the Adviser applies a loss provision to the contract based on loss data obtained from an independent third-party assessor. There is a secondary market for trading Cat Bonds, which are valued by broker supplied valuations or by reference to the value of other securities with similar characteristics.

In accordance with U.S. GAAP, the objective of a fair value measurement is to determine the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, the fair value measurement of which considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Unobservable inputs included losses from severe weather events, other natural and non-natural catastrophes. Significant decreases or increases in losses related to severe weather or other natural or non-natural catastrophes in isolation would result in a significantly higher or lower fair value measurement.

For the six-month period ended July 31, 2024, there have been no changes to the Fund’s fair value methodologies. For more details on the investment classifications, refer to the Schedule of Investments.

During the six-month period ended July 31, 2024, management determined that all investments in ELNs qualify for exclusion from the Fair Value table in accordance with ASC 820-10-35. Accordingly, these amounts have not been reflected as Transfers into Level 3 in the Fair Value table. The Fund reflects transfers effective as of the beginning of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Interest income is recognized on an accrual basis and dividend income is recognized on the ex-dividend date.

Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the effective interest method over the holding period of a security.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Cash and Cash Equivalents – The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with a major U.S. financial institution, which is a member of the Federal Deposit Insurance Corporation (“FDIC”). Cash balances may, at times, exceed FDIC insurance limits.

Income Taxes – The Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 16

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more- likely-than-not threshold are recorded as a tax benefit or expense in the current period.

Management has analyzed the Funds’ tax positions taken on U.S. Federal income tax returns for all open tax years and has concluded that as of July 31, 2024, no provision for income tax would be required in the Funds’ financial statements. The Funds’ U.S. Federal and state income and U.S. Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

3.	AGREEMENTS:

Investment Advisory Agreement

The Fund will pay to the Adviser, as compensation for its services, a fee, computed daily and payable as promptly as possible after the last day of each month, at an annual rate equal to 0.50% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse the Fund’s expenses in order to keep the Fund’s total annual operating expenses (exclusive of front-end or contingent deferred loads, taxes, interest, brokerage commissions, acquired fund fees and expenses, extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.00% of the Fund’s average net assets. This reimbursement agreement shall remain in effect until at least one year from the date of the Fund’s prospectus, and will automatically renew for an additional one-year period unless sooner terminated by the Fund or the Board upon sixty (60) days’ written notice to the Adviser. The Adviser may recoup fees waived and expenses reimbursed for a period of three years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for the Fund in effect at the time the expenses were paid/waived or any lower expense limit in effect at the time of recoupment. The amount subject to recapture by the Adviser is $21,161 expiring in 2025 and $104,439 expiring in 2027. During the six-month period ended July 31, 2024, recoupment of previously waived and reimbursed fees was $27,827.

Administrator, Custodian and Transfer Agent

The Fund and SEI Investments Global Funds Services (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Fund with administrative and accounting services and receives an annual fee based on the aggregate average daily net assets of the Fund, subject to a minimum annual fee.

U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s Custodian pursuant to a custody agreement.

U.S. Bank Global Fund Services (the “Transfer Agent”) serves as the Fund’s Transfer Agent, pursuant to a transfer agency agreement.

Distribution Agreement

SEI Investments Distribution Co. (the “Distributor”) is the principal distributor of shares of the Fund. The Distributor may enter into selected dealer agreements with other selling agents or sub-distributors for the sale and distribution of Fund shares.

Shareholder Services Agreement

The Fund is subject to a shareholder services agreement that allows the Fund to pay a fee of 0.25% of its average daily net assets on an annual basis, payable monthly, for shareholder services provided to shareholders of the Fund. Because this fee is paid out of the Fund’s assets, over time the fee will increase the cost of a shareholder’s investment.

Certain officers of the Fund are also officers or employees of the Adviser or the Administrator. Such officers are paid no fees by the Fund for serving as officers of the Fund.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 17

notes to financial statements (Unaudited)
July 31, 2024

4.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the six-month period ended July 31, 2024, were as follows for the Fund:

Purchases		Sales and Maturities
ELN (000)	Other (000)	ELN (000)	Other (000)
$—	$—	$3,000	$—

The Fund may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

5.	SHARE CAPITAL:

The Fund was initially capitalized on May 31, 2017 through the sale of 10,000 common shares for $100 (000) ($10.00 per share).

The Fund is open to investors and generally accepts orders to purchase shares on a monthly basis. However, the Fund’s ability to accept orders to purchase shares may be limited, including during periods when, in the judgment of the Adviser, appropriate investments for the Fund are not available. All initial investments in the Fund by or through the Adviser, its advisory partners and its advisory affiliates will be subject to a $1,000,000 minimum per registered investment adviser or intermediary.

As an interval fund, the Fund will make periodic offers to repurchase a portion of its outstanding shares at NAV per share. The Fund has adopted a fundamental policy, which cannot be changed without shareholder approval, to make repurchase offers once every three months. The Fund’s repurchase offers were as follows:

Repurchase Date	Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered (000)
February 23, 2024	5%	2.2%	329
June 3, 2024	5	5.6	893

Repurchase Date	NAV Price of Shares Tendered	Redemption Value of Shares Tendered (000)	Shares Outstanding on Repurchase Date, Before Repurchase (000)
February 23, 2024	$14.32	$4,717	$15,321
June 3, 2024	14.57	13,202	15,796

For each repurchase offer, the Fund will offer to repurchase at least 5% of its total outstanding shares, unless the Fund’s Board has approved a higher amount (but not more than 25% of total outstanding shares) for a particular repurchase offer. The Adviser currently expects under normal market circumstances to recommend that, at each repurchase offer, the Fund will offer to repurchase 5% of its total outstanding shares, subject to approval of the Board. There is no guarantee that the Fund will offer to repurchase more than 5% of its total outstanding shares (including all classes of shares) in any repurchase offer, and there is no guarantee that shareholders will be able to sell shares in an amount or at the time the investor desires.

The Adviser reserves the right to suspend share orders and redemptions during times of large estimated economic and insurance losses.

6.	FEDERAL TAX INFORMATION:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from U.S. GAAP.

As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings, in the period that the differences arise.

The tax character of dividends and distributions declared during the years ended January 31, 2023, and January 31, 2024, were as follows:

	Ordinary Income (000)	Long-Term Capital Gain (000)	Total
2024	$—	$668	$668
2023	—	—	—

As of January 31, 2024, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows (000):

City National Rochdale Select Strategies Fund
Undistributed Ordinary Income	$—
Undistributed Long-Term Capital Gain	3,521
Capital Loss Carryforwards	—
CY Late-Year Loss Deferral	(187)
Post-October Losses	—
Unrealized Appreciation/(Depreciation)	65,771
Other Temporary Differences	—
Total Distributable Earnings (Accumulated Losses)	$69,105

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 18

During the year ended January 31, 2024, the Fund had no capital loss carryforwards available to offset capital gains.

The aggregate gross unrealized appreciation on investments, the aggregate gross unrealized depreciation on investments and the net unrealized appreciation/ (depreciation) for tax purposes as of July 31, 2024, for the Fund were as follows:

Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
$146,100	$73,272	$—	$73,272

7.	RISKS:

As with all investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. Many factors affect the Fund’s performance. The Fund is subject to the principal risks disclosed in the Fund’s prospectus among other risks, any of which may adversely affect the Fund’s NAV and ability to meet its investment objective. Certain principal risks of investing in the Fund are noted below. A more complete description of risks is included in the Fund’s prospectus and statement of additional information.

General – The Fund is a non-diversified, closed-end management investment company designed primarily as a long- term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Because the Fund predominantly provides exposure to ILWs and Cat Bonds, which may carry risk similar to below investment grade (high yield) debt securities, an investment in the Fund’s shares is speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. In addition, even though the Fund makes periodic offers to repurchase a portion of its outstanding shares to provide some liquidity to shareholders, shareholders should consider the Fund to be an illiquid investment.

Insurance and Reinsurance Investments Risk – A principal risk of an investment in insurance and reinsurance instruments is that a triggering event(s) (e.g., natural events, such as a hurricane, tornado or earthquake of a particular size/magnitude in a designated geographic area) will occur and the Fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest and/or dividend payments with respect to the security and an investor will lose money.

If multiple triggering events occur that impact a significant portion of the portfolio of the Fund, the Fund could suffer substantial losses. A significant portion of the Fund’s assets will generally have exposure to ILWs and Cat Bonds tied to natural events and there is inherent uncertainty as to whether, when, where and to what extent such events will occur. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, insurance and reinsurance investments carry a high degree of risk. The Fund is subject to the principal risks described herein, whether through the Fund’s (i) direct investments, (ii) indirect investment through one or more Segregated Accounts, or (iii) other investments.

Risks of Investing in Structured Reinsurance
Investments – Structured Investments, such as equity-linked notes and preferred shares, are subject to the same risks as the underlying ILWs and/or Cat Bonds, as applicable.

The Fund’s successful use of Structured Investments will generally depend on, among other things, the Adviser’s quantitative and qualitative analysis of various factors, including the probability of the occurrence of trigger events in the underlying ILWs and/or Cat Bonds. Should the price of the underlying ILWs and/or Cat Bonds move in an unexpected manner, should a triggering event occur on one or more underlying ILWs and/or Cat Bonds, or should the structure of the Structured Investment respond to market conditions differently than anticipated, the Fund may not achieve the anticipated benefits of the investment in the Structured Investment, and it may realize losses, which could be significant and could include the Fund’s entire principal investment.

Risks of Investing in Industry Loss Warranties – ILWs are exposed to catastrophic risks that can lead to binary performance of individual transactions. Events that trigger most payouts with respect to ILWs have historically been fairly rare and as such the probability of their occurrence may be difficult to predict. The performance of ILWs depends on determination of industry losses by a recognized third-party assessor. This dependency may cause substantial delays in either releasing the ILW collateral and premium funds to the Fund or paying it to the reinsured party, because the third-party assessor may require time to issue its findings of industry losses. Such delays are typically between one to six months but, in unusual circumstances, may extend up to 36 months or more. Contracts for ILWs typically contain clauses that allow collateral release upon review of certain loss thresholds relative to certain time intervals—the “loss development period.” The Adviser generally seeks to gain exposure to ILW commitments structured to limit any conditional lock-up period to the extent commercially reasonable, but there can be no assurance such conditional lock-up period will coincide with the intended duration of the Fund’s investment. It is not expected

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 19

notes to financial statements (Unaudited)
July 31, 2024

that any delay will have a material impact on the Fund’s ability to make required distributions in order to qualify as a regulated investment company. ILWs in which the Fund invests may be documented as swaps. Such ILW swaps will be subject to Swaps Risk. Generally, there will be no readily available market for ILWs. ILWs are considered illiquid securities by the Fund.

Risks of Investing in Cat Bonds – Cat Bonds (also known as event-linked bonds) carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of a Cat Bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the Fund may lose a portion or all of its accrued interest and/or principal invested in such security. Because Cat Bonds cover “catastrophic” events that, if they occur, will result in significant losses, Cat Bonds carry a high degree of risk of loss and carry risk similar to “high yield” or “junk” bonds. The rating of a Cat Bond, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have been determined to have a greater likelihood of a triggering event occurring and loss to the Fund. In addition to the specified trigger events, Cat Bonds may expose the Fund to certain other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Swaps Risk – The Fund may obtain swap exposure by investing indirectly in ILWs documented as swaps, which typically are contingent, or formulaically related to defined trigger events. Trigger events include hurricanes, earthquakes, weather-related phenomena and other criteria determined by independent parties. If a trigger event(s) occurs, the Fund may lose the swap’s notional amount. As derivative instruments, ILW swaps are subject to risks in addition to the risks of investing in insurance- and reinsurance-related instruments, including risks associated with the counterparty and leverage.

Reinsurance Market and Reinvestment Risk – The size of the reinsurance market may change over time, which may limit the availability of ILWs, Cat Bonds and Structured Investments for investment by the Fund. The original issuance of ILWs, Cat Bonds and Structured Investments in general, including these investments with desired instrument or risk characteristics, may fluctuate depending on the capital and capacity needs of reinsurers as well as the demand for such investments by institutional investors. The availability of ILWs, Cat Bonds and Structured Investments in the secondary market also may be limited by supply and demand dynamics and prevailing economic conditions. To the extent ILWs, Cat Bonds and Structured Investments held by the Fund mature, or the Fund must sell securities in connection with share repurchases, the Fund may be required to hold more cash or short-term instruments than it normally would until attractive reinsurance investments become available.

Illiquidity and Restricted Securities Risk – To the extent consistent with the repurchase liquidity requirement of an interval fund, the Fund may invest without limitation in illiquid investments. Illiquidity risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. As a relatively new type of financial instrument, there is limited trading history for reinsurance investments, even for those instruments deemed to be liquid. There can be no assurance that a liquid market for the Fund’s investments will exist or be maintained. At any given time, the Fund’s portfolio may be substantially illiquid. The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund.

The Fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Certain of the instruments in which the Fund may invest are subject to restrictions on resale by the federal securities laws or otherwise, such as securities offered privately pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “1933 Act”) and securities issued pursuant to Rule 144A under the 1933 Act. While certain restricted securities may, notwithstanding their limitations on resale, be treated as liquid if the Adviser determines, pursuant to the applicable procedures, that such treatment is warranted, there can be no guarantee that any such determination will continue. Restricted securities previously determined to be liquid may subsequently become illiquid while held by the Fund. Even if such restricted securities are not deemed to be illiquid, they may nevertheless be difficult to value and the Fund may be required to hold restricted securities when it otherwise would sell such securities or may be forced to sell securities at a price lower than the price the Fund has valued such securities. This may result in losses to the Fund and investors.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 20

Valuation Risk – The Fund is subject to the risk that one or more of the securities in which the Fund invests are priced incorrectly, due to factors such as incomplete or inaccurate data or information, market instability, lack of a liquid secondary market or human error. In addition, pricing of insurance and reinsurance investments is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural disaster or other triggering event will occur, or if occurring, the magnitude of such events. A substantial portion of the Fund’s investment is in Structured Investments for which market quotations are not available. The Fund’s investments in Structured Investments are priced on a periodic basis by the administrator of the Segregated Accounts. When not priced by the administrator, the Structured Investments are valued pursuant to fair value procedures approved by the Board.

The Adviser has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. When market quotations are not readily available or are believed by the Adviser to be unreliable, the Adviser will fair value the Fund’s investments in good faith pursuant to policies and procedures of the Fund and the Adviser. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Reinsurance Industry Risk – The performance of the Fund’s investments and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.) and other specified events causing physical and/or economic loss. Triggering events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. Generally, the event is a natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires and floods. Major natural disasters in populated areas (such as in the cases of Hurricane Ian in Florida and the Carolinas in 2022, Hurricane Harvey in the Houston metropolitan area in 2017, Hurricane Irma in Florida and the Caribbean Islands in 2017, Hurricane Katrina in New Orleans in 2005 and Superstorm Sandy in the New York City metropolitan area in 2012) or related to high-value insured property (such as plane crashes) can result in significant losses and investors in ILWs, Cat Bonds and Structured Investments tied to such exposures. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase.

Risk-Modeling Risk – The Adviser, in selecting investments for the Fund, may consider risk models created by independent third parties, the sponsor of a reinsurance- related security and/or a broker. The sponsor of a reinsurance-related security may be incentivized to skew risk models to minimize risks associated with such security in order to entice investors, thereby jeopardizing the integrity of the Adviser’s investment analysis process. The Adviser may also consider its own risk models based on comparable prior transactions, quantitative analysis, and industry knowledge. Risk models are designed to assist investors, governments, and businesses understand the potential impact of a wide variety of catastrophic events and allow such parties to analyze the probability of loss in regions with the highest exposure.

The Adviser will use the output of the risk models before and after investment to assist the Adviser in assessing the risk of a particular reinsurance- related security or a group of such securities. Risk models are created using historical, scientific and other related data. Because such risk models are based in part upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence, location or severity of any particular catastrophic event and thus may fail to accurately calculate the probability of a trigger event and may underestimate the likelihood of a trigger event. In addition, any errors or imperfections in a risk model or in the data on which it is based or any technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. Risk models are used by the Adviser as one input in its risk analysis process for fund investments. The Adviser also considers available information related to any known market impacts on the various investments within the parameters of the Fund’s principal investment strategies.

Risks of Investing in Segregated Accounts of NB Re – NB Re is a registered Bermuda Class 3 insurer. As such, it is subject to regulation and supervision in Bermuda. Bermuda insurance statutes, regulations and policies of the Bermuda Monetary Authority may affect NB Re’s ability to write reinsurance policies or the ability of its segregated accounts to distribute funds.

Focused Investing Risk – At any given time, the Fund’s investments or portfolio risks are normally focused on particular types of reinsurance investments, on a limited group of available

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 21

notes to financial statements (Unaudited)
July 31, 2024

perils and geographic regions or in reinsurance contracts written by one or more reinsurers. Such focused investing could expose the Fund to losses disproportionate to other comparable funds.

Non-Diversification Risk – The Fund is classified as “non- diversified,” which means that it can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer, and the value of its shares may be more volatile than if it invested more widely.

Market Risk – The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political and geopolitical factors, economic sanctions, adverse investor sentiment, cybersecurity events, or local, regional or global events such as wars, terrorism, epidemics, pandemics or other public health issues These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. The value of a Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Adverse market conditions may be prolonged and may not have the same impact on all types of investments. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Raising the ceiling on U.S. Government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. Government is authorized to borrow could lead to a default on U.S. Government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, geopolitical, and global macro factors. The COVID-19 pandemic, Russia’s invasion of Ukraine, and higher inflation have resulted in extreme volatility in the financial markets, economic downturns around the world, and severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of certain instruments. These events caused significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events; and widespread uncertainty regarding the long-term effects of such events.

In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. Government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

Any of the events described above could adversely affect the value and liquidity of a Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.

Cash Management Risk – The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund will be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the Fund to achieve its investment objectives.

Management and Operational Risk – The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s investment techniques, judgment and decisions will fail to produce desired results and cause the Fund to incur significant losses. The Adviser may select investments that do not perform as anticipated by the Adviser and may choose to hedge or not to hedge positions at disadvantageous times. Any imperfections, errors, or limitations in quantitative analyses, models, tools, resource, information and data used by the Adviser as part of its investment process, or if such analyses, models, tools, resources, information or data are used incorrectly or do not work as intended, could affect the Fund’s performance. The Fund also is subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 22

and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber-attacks, disruptions and failures affecting, or by, a service provider.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, and prevent shareholders from redeeming their shares.

Model and Data Risk – The Adviser may use quantitative methods and/or third party information or data to select investments. If quantitative models, algorithms or calculations (whether proprietary and developed by the Adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Fund.

Tax Risk – In order to qualify for the favorable tax treatment generally available to regulated investment companies, at least 90% of the Fund’s gross income each taxable year must consist of qualifying income, the Fund must meet certain asset diversification tests at the end of each quarter of its taxable year, and the Fund must meet certain distribution requirements for each taxable year. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the qualifying income test.

If the Fund were to fail to qualify for treatment as a regulated investment company, it would generally be subject to tax in the same manner as an ordinary corporation, and distributions to its shareholders generally would not be deductible by the Fund in computing its taxable income. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test or the diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur a significant penalty tax that would reduce (and potentially could eliminate) the Fund’s returns.

The Fund normally invests a significant portion of its assets in Structured Investments in the form of equity-linked notes issued by Segregated Accounts. Under proposed Treasury Regulations, it is expected that each of the Segregated Accounts will be treated as a separate entity for U.S. federal income tax purposes. If a Segregated Accounts were to instead be treated as a division of a larger entity consisting of multiple Segregated Accounts, then the Fund could fail to meet the asset diversification tests applicable to regulated investment companies. Additionally, it is expected that the equity-linked notes will be treated as non-voting equity interests in the Segregated Accounts for U.S. federal income tax purposes. If the equity-linked notes were to instead be treated as voting equity investments, the Fund could fail to meet the asset diversification tests applicable to regulated investment companies, or the income derived from the Segregated Accounts could be treated as income that is not qualifying income.

Certain of the Fund’s investments (including, potentially, certain ILWs, Cat Bonds and Structured Investments) may generate income that is not qualifying income. It is expected, but not guaranteed, that the Segregated Accounts will not be treated as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. Nevertheless, it is possible that certain investments directly or indirectly held by the Fund (including certain ILWs, Cat Bonds and Structured Investments) may be treated as equity in PFICs for federal income tax purposes. If the Fund directly or indirectly holds any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received (directly or indirectly) from the PFIC or on any gain recognized by the Fund (directly or indirectly) from the sale or other disposition of stock in the PFIC, even if all income or gain actually earned by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 23

notes to financial statements (Unaudited)
July 31, 2024

shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements with respect to such income or gain and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), or the Fund may be required to borrow cash. Gains recognized by the Fund from the sale or other disposition of stock of PFICs may also be treated as ordinary income. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its after- tax return from these investments.

It is expected, but not guaranteed, that the Segregated Accounts will not be treated as “controlled foreign corporations” (“CFCs”) for U.S. federal income tax purposes. Nevertheless, if a sufficient portion of the voting interests in a foreign issuer that is treated as a corporation for U.S. federal income tax purposes (including certain issuers of insurance- and reinsurance- related securities) is directly or indirectly held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a CFC with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains recognized from the sale or other disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

Repurchase Offers Risk – The Fund is an “interval fund” and, in order to provide some liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at NAV subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 5%, of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, borrowings or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund employed investment leverage, repurchases of shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered shares is determined. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Borrowing Risk – The Fund may borrow to meet repurchase requests or for investment purposes (i.e., to purchase additional portfolio securities). The Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The use of leverage, including through borrowings, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains.

Borrowing will also cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return.

LIBOR and LIBOR transition risks – LIBOR was a leading benchmark or reference rate for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 24

rate swaps and other derivatives. On July 27, 2017, the United Kingdom’s Financial Conduct Authority (FCA) announced the gradual phase out of the LIBOR rate, with nearly all LIBOR rate publications having ceased as of June 30, 2023 (some LIBOR rates continue to be published, but only on a temporary and synthetic basis). Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has identified the Secured Overnight Financial Rate (“SOFR”) as the preferred alternative rate to LIBOR. SOFR is a relatively new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. There remains uncertainty surrounding the nature of any replacement rates.

The transition to a new reference rate may result in (i) increased volatility or illiquidity in markets for instruments or contracts that previously relied on or still rely on LIBOR; (ii) a reduction in the value of certain instruments or contracts held by the Fund; (iii) reduced effectiveness of related Fund transactions, such as hedging; (iv) additional tax, accounting and regulatory risks; or (v) costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments or contracts using an alternative rate will have the same volume or liquidity.

Expense Risk – Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease or if an expense limitation is changed. Net assets are more likely to decrease and the Fund’s expense ratio is more likely to increase when markets are volatile.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

8.	SUBSEQUENT EVENTS:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements as of July 31, 2024, and no issues were noted to disclose.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 25

disclosure of fund expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of the Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees, acquired fund fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2024, through July 31, 2024).

The table below illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT the Fund’s actual return – the account values shown do not apply to your specific investment.

	Beginning Account Value 2/1/2024	Ending Account Value 7/31/2024	Annualized Expense Ratio	Expenses Paid During Period*
Select Strategies Fund
Actual Fund Return
Class 1	$ 1,000.00	$ 1,028.70	1.00%	$ 5.04

Hypothetical 5% Return
Class 1	$ 1,000.00	$ 1,019.89	1.00%	$ 5.02

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 26

board approval of advisory agreement (Unaudited)

The Board of Trustees (the “Board”) of City National Rochdale Select Strategies Fund (the “Fund”) is comprised of six Trustees, all of whom are Independent Trustees (i.e., not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). At in-person meetings held on April 3, 2024, and May 16, 2024, the Board and the Independent Trustees considered and approved the renewal of the advisory agreement (the “Advisory Agreement”) between City National Rochdale, LLC (the “Adviser”) and the Fund, as described below.

General Information

The following information summarizes the Board’s considerations associated with its review of the Advisory Agreement. In connection with their deliberations, the Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Board considered the nature, quality and extent of the various services performed by the Adviser. In considering these matters, the Independent Trustees discussed the renewal of the Advisory Agreement with management and in private sessions with their independent counsel at which no representatives of the Adviser were present.

The Board reviewed extensive materials regarding investment results of the Fund, advisory fee and expense comparisons, financial information with respect to the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing various services to the Fund. The Board also took into account information they received at past meetings of the Board and its committees with respect to these matters.

In deciding to renew the Advisory Agreement, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. In addition, each Board member did not necessarily attribute the same weight to each matter. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

CITY NATIONAL ROCHDALE, LLC

Nature, Extent and Quality of Services

In reviewing the services provided by the Adviser to the Fund, the Board considered a variety of matters, including the overall quality and depth of the Adviser’s organization, its overall financial strength and stability, its commitment to compliance with applicable laws and regulations and the systems in place to ensure compliance with those requirements, its portfolio trading and soft dollar practices, and its disaster recovery and contingency planning practices. The Board also considered the experience, capability and integrity of the Adviser’s senior management, the background, education and experience of the Adviser’s personnel, and its efforts to retain, attract and motivate capable personnel to serve the Fund. The Board found all of these matters to be satisfactory.

Investment Performance

The Board assessed the performance of the Fund compared with its benchmark index and that of the two peer group funds identified by the Adviser (the “Peer Group”) for the one-, three-, and five-year and since inception periods ended December 31, 2023. The Board observed that the Fund outperformed the ICE BofA ML 3-Month U.S. Treasury Bill Index (the “Index”) returns for the one-, three- and five-year and since inception periods. The Fund outperformed the annualized total returns of the first Peer Group fund for the three- and five-year and since inception periods, but underperformed that fund’s total return (by 4.55%) for the one-year period. The Fund outperformed the annualized total return of the second Peer Group fund for the since inception period, but underperformed that fund’s annualized total returns (by 30.61% or less) for the one-, three-, and five-year periods. In considering the Fund’s performance, the Board noted the Fund’s 14.17% return in 2023 and its outperformance of the Index and the Peer Group funds over the since inception period. The Board also considered the Adviser’s assertion that the Fund’s near-term underperformance was partially due to the Fund’s defensive position and more regionally focused exposure to industry loss warranty contracts, and that the Fund continued to provide consistent performance as designed.

The Board concluded that based on the various factors they had reviewed, the Adviser continued to provide high quality management and oversight services to the Fund.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees (both before and after waivers) charged by the Adviser to the Fund, and the total expenses (net of fee waivers) for the last fiscal year of the Fund (as a percentage of its average annual net assets) (“Total Expense Ratio”), compared to those of the funds included in the Peer Group.

The Board observed that the gross and net advisory fees paid by the Fund were below the Peer Group averages. The Board noted that because the Adviser does not manage investment portfolios for other registered investment companies, pension funds, or institutional accounts that have similar investment objectives and

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 27

board approval of advisory agreement (Unaudited)

policies as the Fund, the Board did not have a basis to compare the Fund’s advisory fee with advisory fees charged by the Adviser to other comparable client accounts. The Trustees considered that any net advisory fee retained by the Adviser, with respect to the Fund, is rebated to shareholders investing in the Fund through separate accounts managed by the Adviser.

The Board observed that the Total Expense Ratio of the Fund was below the Peer Group average.

The Board concluded that the advisory fee charged by the Adviser was fair and reasonable in relation to the value of services provided, and that the total expenses of the Fund continued to be reasonable in light of the services provided.

Profitability, Benefits to the Adviser and Economies of Scale

The Board next considered information prepared by the Adviser relating to its costs and profits with respect to the Fund for the year ended December 31, 2023. In doing so, the Board recognized the competitiveness of the registered fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining management stability and accountability. The Board also recognized the difficulty in evaluating an investment adviser’s profitability with respect to the funds it manages in the context of an adviser with multiple lines of business, and noted that other profitability methodologies might also be reasonable. The Board concluded that the profits of the Adviser from its relationship with the Fund were reasonable.

The Board also considered the benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund, other than the investment advisory fee paid to the Adviser, including fees paid to the Adviser for providing certain non-distribution shareholder services to the Fund, benefits to City National Bank’s brokerage and wealth management business as a result of the availability of the Fund to its customers, the intangible benefits of the Adviser’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

With respect to potential economies of scale realized by the Adviser as the Fund grows, the Board considered the Adviser’s explanation that it shares any economies of scale achieved with Fund shareholders through means other than breakpoints, such as expense caps and fee waivers, and the investments that the Adviser had made in its business over the past year, including devoting resources to innovation. The Board also noted that although there were no advisory fee breakpoints, the existing fee structure of the Fund reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that it would have the opportunity to periodically reexamine the appropriateness of the advisory fee payable to the Adviser in light of any economies of scale experienced in the future.

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Adviser under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Adviser provided to the Fund, and that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND | PAGE 28

THANK YOU

for your investment with the City National Rochdale Select Strategies Fund. We value the trust you have placed in us to help you achieve your financial goals.

For more information on the City National Rochdale Select Strategies Fund, including charges and expenses, please call 1-888-889-0799 or go to citynationalrochdalefunds.com for a free prospectus. Read it carefully before you invest or send money.

City National Rochdale
INVESTMENT MANAGEMENT

CNR-SA-006-0700

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6. Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not Applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment

Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The proxy voting policy of CNR is to ensure that proxies are voted in the best interests of the Fund, in accordance with CNR’s fiduciary duties and applicable regulatory requirements. CNR will generally vote proxies related to portfolio securities of the Fund in conformity with the recommendations of a disinterested third party.

The Board has a fiduciary duty to act in the best long-term interest of the respective Fund’s shareholders. The Board is required to retain an adviser to manage the portfolio. The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for clients.

Under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), however, an adviser is a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. Rule 206(4)-6 of the Advisers Act requires that an adviser that exercises voting authority adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients and does not subrogate a client’s interests to its own.

It is possible that in voting proxies, a number of conflicts may arise. While it is not possible to anticipate all instances of potential conflict, the standard is clear. An overriding goal of these policies and procedures is to reasonably ensure that material conflicts are addressed in a timely manner.

Policy

Voting of Fund Portfolio Securities. The Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Fund, pursuant to which the Board has delegated the responsibility for voting such proxies to the Adviser as a part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight. Please refer to the Adviser’s Proxy Voting Policy for additional information.

The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by any of the Fund to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a “Sub-Adviser”). If such responsibility is delegated to a sub-adviser, then the Sub-Adviser shall assume the proxy voting duty. The Adviser, in accordance with the Policy, has further delegated the responsibility for voting proxies for certain of the Fund to the Sub-Advisers.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund may be revoked by the Board, in whole or in part, at any time.

The Adviser or Sub-Adviser to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interests of the Fund and its shareholders. The Adviser will primarily vote proxies in conformity with the recommendations of a disinterested third party. The Adviser has adopted the proxy voting guidelines of Glass Lewis & Co. (“Glass Lewis”), a third-party service provider that provides recommendations for proxy votes based on its guidelines, with no input from the Adviser. If Glass Lewis has not provided a recommendation with respect to a proxy vote, the Adviser will abstain with respect to that proposal. The Adviser has engaged ProxyEdge, a third-party service provider, to vote proxies, on behalf of the Adviser, in accordance with Glass Lewis’ guidelines with respect to equity securities held by the Fund.

The Adviser’s Proxy Voting Committee is responsible for the implementation and monitoring of the Adviser’s proxy voting policy and disclosures.

CNR reserves the right to withdraw any proxy from ProxyEdge and vote the proxy itself if the Proxy Voting Committee determines that (i) no material conflict of interest exists, and (ii) doing so would be in the best interests of the Fund. The Proxy Voting Committee will determine how to vote such a proxy, and written records memorializing the determination to withdraw a proxy from ProxyEdge and the basis for CNR’s voting decision will be maintained by the Proxy Voting Committee.

The Fund may from time to time invest in other investment companies (each, an “Acquired Fund”), including Cash Sweep Funds, in reliance on an exemption in Section 12(d)(1)(F) of the ICA. Such investments are subject to conditions in Section 12(d)(1)(F) and to the Fund’s Policy and Procedures for Section 12(d)(1). To the extent that a Fund relies on Section 12(d)(1)(F), the Fund will vote the shares held by it in the Acquired Fund in the same proportion as the vote of all other shareholders of the Acquired Fund.

The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on SEC Form N-PX not later than August 31 of each year. Form N-PX will be signed by each Fund, and on behalf of the Fund, by the Fund’s principal executive officer.

The Fund is required to include in its Annual and Semi-Annual Reports to shareholders:

⮚	A statement that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to portfolio securities of the Fund is available without charge, upon request, by calling the designated toll-free telephone number or through a specified Internet address, and on the SEC website.

⮚	A statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the designated toll-free telephone number (or through a specified Internet address or both) and on the SEC website.

The Adviser, unless not convenient for the shareholder, will deliver this information to the shareholder through electronic means. This information will be delivered within 3 business days of receipt of a request by a shareholder. If a shareholder prefers a hard copy, the Adviser will send the proxy voting policies and procedures by first-class mail, within 3 business days of receipt of a request by a shareholder.

The Fund shall include in their Form N-2 registration statement:

⮚	A description of this policy and of the policies and procedures used by the Adviser (if it has retained the authority to vote proxies on behalf of any Fund), and by each Sub-Adviser with authority to vote proxies on behalf of any Fund that receives proxies relating to its portfolio holdings to determine how to vote proxies relating to portfolio securities; and

⮚	A statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available, upon request, without charge, and on the citynationalrochdalefunds.com website.

Voting of Fund Shares Held in Managed Accounts. For managed accounts over which the Adviser has proxy voting authority and which hold Fund shares, the Adviser has delegated authority for voting Fund proxies to Glass Lewis. The Adviser will not reassume proxy voting authority with respect to any Fund shares or otherwise direct the vote of those shares.

Roles and Responsibilities

The Adviser has the responsibility for voting proxies relating to portfolio securities held by the Fund, as part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight. If the responsibility for voting proxies is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the proxy voting duty.

The Proxy Voting Committee is responsible for ensuring that periodic testing is in place to confirm compliance with this policy. The Proxy Voting Committee will review, at least annually, a sample of Glass Lewis’ voting records to verify that proxy votes were cast in accordance with the Adviser’s guidelines. Using these results and other information provided by the Adviser, the Adviser presents a report to the Board on an annual basis regarding the effectiveness of the proxy voting procedure.

It shall be the responsibility of the Adviser to ensure that the Fund is in compliance with this policy. If the Fund is relying on an exception, the Fund Administrator is responsible for (i) confirming that the applicable exception is available and (ii) for so long as the Fund invests in excess of the Section 12(d)(1) Limits in reliance on the exception, monitor that the applicable conditions are satisfied.

The Adviser is responsible for monitoring the percentage ownership of a Fund's investment in the voting securities of an unregistered Cash Sweep Fund.

The Fund Administrator shall also be responsible for including in a Fund's registration statement the information required to be provided in the Prospectus fee table related to the expenses associated with the Fund's investments in other investment companies.

The Board has the responsibility to oversee the Adviser’s voting of proxies.

City National Rochdale Funds Board Reporting

a.	At least annually, the Adviser and any Sub-Adviser with authority to vote proxies on behalf of the Fund for which the Adviser has oversight shall present to the Fund’s Board its policies, procedures and guidelines for voting proxies. In lieu of such an annual report, the Adviser and each Sub-Adviser may indicate that it has made no material changes to any of these documents. The Adviser and each Sub-Adviser shall notify the Trustees promptly of material changes to any of these documents.

b.	At least annually, the Adviser and each Sub-Adviser shall provide to the Board a summary record of all proxies voted with respect to portfolio securities of such Fund during the year, which summary may be a statistical report that details the categories and quantities of items voted, but does not identify each issuer. With respect to those proxies that the Adviser or a Sub-Adviser has identified as involving a conflict of interest, the Adviser or the Sub-Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

If Sub-Advisers are responsible for voting proxies, then the CCO, or his or her designee, will confirm with each Sub-Adviser that all proxies for each quarter-end have been voted in accordance with the Sub-Adviser’s policies, procedures and guidelines.

Glass Lewis Proxy Policy

Except for conflicts, and as also may be noted in the CNR proxy policies, CNR has adopted the Glass Lewis Policy Guidelines (the “Guidelines”), which have been incorporated into CNR’s proxy policies. The Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The Guidelines, as updated from time to time, can be found at GlassLewis.com, or copy and paste the following link into your browser: https://www.glasslewis.com/wp-content/uploads/2023/11/2024-US-Benchmark-Policy-Guidelines-Glass-Lewis.pdf.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable for semi-annual report.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) Not applicable for semi-annual report.

(a)(3) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto.

(a)(4) Not applicable.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) are attached hereto.

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	City National Rochdale Select Strategies Fund

By (Signature and Title)	/s/ Gregg Giaquinto
Gregg Giaquinto,
Interim President

Date: October 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregg Giaquinto
Gregg Giaquinto,
Interim President
Date: October 4, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger, Treasurer (Principal Financial and
Accounting Officer and Controller)

Date: October 4, 2024